NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Large Cap Core Equity Fund

Supplement dated November 9, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Nationwide HighMark Large Cap Core Equity Fund (the "Fund").  Accordingly, all references to, and information regarding, HighMark in the Summary Prospectus are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of Diamond Hill Capital Management, Inc. ("DHCM") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The name of the Fund is changed to "Nationwide Large Cap Equity Fund." All references to the Fund in the Summary Prospectus are updated accordingly.

b.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in common stocks of large-cap U.S. companies, utilizing a value style of investing.  In other words, the Fund seeks companies that may be trading at prices that do not reflect a company's intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large-cap companies. The Fund considers large-cap companies as those with market capitalizations similar to those of companies included in the Russell 1000® Index.  The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The subadviser focuses on estimating a company's value independent of its current stock price. To estimate a company's value, the subadviser concentrates on the fundamental economic drivers of the business.  The primary focus is on "bottom-up" analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The subadviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the subadviser's estimate of a company's value differs sufficiently from the current market price, the company may be an attractive investment opportunity.

In constructing a portfolio of securities, the subadviser is not constrained by the sector or industry weights in the Fund's benchmark. The subadviser relies on individual stock selection and discipline in the investment process to add value and assigns the highest portfolio security weights to companies in which the subadviser has the highest level of conviction. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers. The subadviser may sell a security as it reaches the subadviser's estimate of the company's value; if it believes that the company's earnings, revenue growth, operating margin or other economic factors are deteriorating; or if it identifies a stock that it believes offers a better investment opportunity.

c.	The information under the heading "Principal Risks" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund's management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Limited portfolio holdings risk - because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund's value and total return.

Value style risk – value investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as "growth" stocks.

d.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Diamond Hill Capital Management, Inc.

e.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Charles Bath, CFA	Managing Director – Investments and Portfolio Manager	Since 2017
Austin Hawley, CFA	Co-Chief Investment Officer and Portfolio Manager	Since 2017
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager	Since 2017

4.
On June 20, 2017, a supplement was filed to the Prospectus indicating that the Board, including the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide HighMark Large Cap Core Equity Fund and the Nationwide Fund, each a series of the Trust, pursuant to which the Nationwide HighMark Large Cap Core Equity Fund would be reorganized with and into the Nationwide Fund (the

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"Reorganization").  In view of the changes described herein to the Nationwide HighMark Large Cap Core Equity Fund, the Reorganization has been cancelled.

5.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about DHCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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